UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                 March 16, 2006
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


         000-50796                                  16-1171179
         ---------                                  ----------
(Commission File Number)                   (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1-Registrant's Business and Operations

  Item 1.01.  Entry into a Material Definitive Agreement.

         On March 15, 2006, the company and Gunnar E. Klintberg entered into a First Amendment to Consulting Agreement, effective as of July 1, 2005. Mr. Klintberg is a director of the company. A copy of the First Amendment to Consulting Agreement dated March 15, 2006 is attached as Exhibit 10.24.1 to this Form 8-K.


                   Section 9-Financial Statements and Exhibits

Item 9.01.  Exhibits.

10.24.1           First Amendment to Consulting Agreement dated March 15, 2006

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     STANDARD PARKING CORPORATION



March 16, 2006                       By:    /s/ G. MARC BAUMANN
                                        ------------------------------------
                                           G. Marc Baumann
                                           Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT                    DESCRIPTION OF EXHIBIT
-------                    ----------------------

10.24.1                    First Amendment to Consulting Agreement dated
                           March 15, 2006